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              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 7, 2002

            FRANKLIN FINANCIAL SERVICES CORPORATION
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   (Exact name of registrant as specified in its new charter)

      Pennsylvania               0-12126             23-144083
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(State or other jurisdiction   (Commission         (IRS Employer
   of incorporation)            File Number)        Indent. No.)

20 South Main Street, Chambersburg, PA                17201
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(Address of principal executive office)             (Zip Code)

Registrant's telephone number,
including area code                              (717) 264-6116

                            N/A
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 (Former name or former address, if changes since last report)

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Item 5.  Other Events.

     The press release of Franklin Financial Services
Corporation dated March 7, 2002 and attached hereto as
Exhibit 99, which press release relates to the authorization to repurchase up to 50,000 shares of common stock in open market or privately negotiated transactions, is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed herewith:

Number                Description                    Page Number
------                -----------                    -----------

  99           Press Release, dated March 7,               3
               2002, of  Franklin Financial
               Services Corporation


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FRANKLIN FINANCIAL
                              SERVICES CORPORATION

                              By:  /s/ William E. Snell
                                   William E. Snell, Jr.,
                                   President and Chief Executive
                                   Officer

Dated:  March 7, 2002